UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

STAAR SURGICAL COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

STAAR Surgical Company

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25510 Commercentre Drive Lake Forest, California	92630
(Address of principal executive offices)	(Zip Code)

626-303-7902

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 26, 2025, STAAR Surgical Company, a Delaware corporation (the “Company”), issued an investor presentation discussing highlighted reasons why the proposed merger with Alcon maximizes value for Company stockholders, and issued a related press release. A copy of such investor presentation and press release are furnished as Exhibits 99.1 and 99.2 to this Current Report, respectively, and are incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Investor presentation, dated as of September 26, 2025

99.2	Press release regarding investor presentation, dated as of September 26, 2025

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving STAAR. In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025. This communication is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting STAAR’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR’s common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR’s common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from STAAR’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from STAAR’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (8) the possibility that STAAR’s stock price may decline significantly if the proposed transaction is not consummated; and (9) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

Date: September 26, 2025	By:	/s/ Stephen C. Farrell
	Name:	Stephen C. Farrell
	Title:	Chief Executive Officer

Alcon Merger Maximizes Value for Stockholders of STAAR Surgical September 2025 Exhibit 99.1

Additional Information About the Merger and Where to Find It This presentation relates to the proposed transaction (the "Alcon merger") involving STAAR Surgical Company ("STAAR", "us" or "our"), Alcon Research, LLC, a Delaware limited liability company (“Alcon”), and Rascasse Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Alcon (“Merger Sub”). In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR's definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025. This presentation is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC's website, www.sec.gov, or by visiting STAAR's investor relations website, https://investors.staar.com. No Offer or Solicitation This presentation is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Participants in the Solicitation Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR's common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR's common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR's 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR's directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Forward-Looking Statements The information covered by this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from STAAR's stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management's attention from STAAR's ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (8) the possibility that STAAR's stock price may decline significantly if the proposed transaction is not consummated; (9) the demand for ICLs in China and macroeconomic trends in China; (10) risks associated with new, existing and improved products in U.S. or international markets or governmental approval of new or improved products; and (11) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR's Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR's other filings with the SEC. This presentation contains estimates, projections and other information concerning the ophthalmic industry, our business, and the markets for certain medical conditions, procedures, and products. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from the estimates and forecasts reflected in this information. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR's Board of Directors Unanimously Believes the Alcon Merger Provides Greater Value than STAAR Could Achieve on a Standalone Basis in the Foreseeable Future and is the Best Path Forward for STAAR Stockholders

I — $28.00 per share all-cash consideration provides stockholders compelling, certain, immediate cash value at a significant premium

II — STAAR faces sustained challenges as a standalone company, and management projections do not signal a return to historical growth rates or profitability

III — STAAR's Board conducted a thoughtful evaluation of strategic alternatives over an extensive time period and negotiated favorable terms with Alcon that maximize value for STAAR stockholders

IV — Claims by Broadwood Partners are flawed and misleading and reflect a misunderstanding of STAAR's standalone challenges, value, and potential buyer interest in STAAR

For more than a year before entering into the Alcon merger agreement, STAAR's Board considered strategic alternatives available to STAAR

Alcon

STAAR SURGICAL

- ☑ Considered various risk-adjusted growth scenarios and implications for STAAR's standalone value creation opportunity
- ☑ Analyzed industry landscape and universe of potential buyers
- ☑ Negotiated high premium value and favorable agreement terms
- ☑ Mitigated risks of conducting full pre-signing sales process by negotiating an extended 45-day "window shop" and low break-up fees

Other than Alcon, STAAR has not received any acquisition proposal in at least the last 10 years. Despite media reports of a takeover of STAAR over a year ago and an extended "window shop" period under the Alcon merger agreement, STAAR has still not received any competing proposals.

3

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR Surgical Overview

STAAR designs, develops, manufactures, and sells implantable lenses for the eye and accessory delivery systems used to deliver the lenses into the eye. STAAR's Implantable Collamer® Lenses (ICLs) are made from Collamer, a proprietary collagen copolymer material created and used exclusively by STAAR to make our lenses soft, flexible, and biocompatible with the eye.

ICLs are implanted during a minimally invasive surgical procedure. STAAR generates nearly all of its Net Sales from its EVO and EVO+ ICLs, which are designed to treat myopia (nearsightedness), with and without astigmatism. In certain countries, STAAR also sells ICLs to treat hyperopia (farsightedness) and myopia with presbyopia. STAAR ICLs are phakic lenses, meaning that they are implanted into the eye without removing the eye's natural crystalline lens.

EVO ICL™



FY24 Net Sales
$313.9 M

FY24 Net Loss
$(20.2) M

FY20-FY25 Net Sales

$ in millions


$163
$230
$284
$322
$314
$260
44%
47%
52%
58%
51%
35%
2020A
2021A
2022A
2023A
2024A
2025E(2)
China
Rest of World

FY24 Net Sales by Geography(1)

51% China | 13% Japan | 7% Korea | 6% U.S. | 22% Rest of World

(1) May not sum to 100% due to rounding.
(2) Reflects management projections in the definitive proxy. Reflects a burn down of distributor inventory.

4

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

I Executive Summary

$28.00 per share all-cash consideration provides STAAR stockholders compelling, certain, and immediate cash value at a significant premium.

Represents a significant premium across multiple measures and a price meaningfully higher than the market's expectations prior to the Alcon merger announcement, particularly given STAAR's lower go-forward growth profile.

On February 11, 2025, after STAAR announced its 4Q 2024 results, STAAR's stock price declined to $15.09 and traded in the range of $15.09 to $20.27 through the date of the Alcon merger announcement on August 5, 2025.

59% premium
to 90-Day VWAP of $18[(1)]

51% premium
to unaffected share price[(2)]

47% premium
to median sellside analyst price target of $19[(3)]

~2.0x median
premium paid in comparable transactions[(4)]

(1) Based on 90-day VWAP for period ending August 4, 2025, which was the day before announcement.
(2) Based on August 4, 2025, closing price, which was the day before announcement.
(3) Based on available brokers with current price targets as of August 1, 2025.
(4) Median premium paid of 26% across comparable transactions. Comparable transactions based on U.S. cash-only MedTech deals announced since 2015 with deal value above $500mm.

5

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

II Executive Summary

STAAR faces sustained challenges as a standalone company and management projections do not signal a return to historical growth rates or profitability.

Although management has made progress mitigating some near-term challenges, STAAR faces ongoing business headwinds that will continue to impact results.

The Board believes the certain $28.00 per share all-cash consideration provided by the Alcon merger agreement exceeds what STAAR could achieve on a standalone basis in the foreseeable future.

STAAR's Sustained Challenges

01 STAAR's operating and financial results over the last several years have been **inconsistent and impacted by challenges facing the business**, which has led to stock price declines.

02 STAAR **has overweight exposure to China**, where growth has slowed and macroeconomic conditions, new market entrants, and the resulting potential for pricing pressure are creating greater risks and headwinds.

03 STAAR has a **limited product offering,** derives nearly all of its Net Sales from EVO and EVO+ ICLs, and has largely been ineffective in diversifying through new product introductions and R&D efforts.

04 While EVO ICLs can be used across varying levels of myopia severity, in the 10+ years since launch, **STAAR has not been able to penetrate the market beyond high myopia patients.**

05 The TAM for myopia is large, but the number of refractive surgery procedures remains small, and **STAAR competes with large, well resourced, global companies** that offer numerous treatment options.

06 STAAR's consignment inventory has mitigated the potential impact of China tariffs in the short term, though **medium- and long-term global tariff risk still exists, especially in an unpredictable geopolitical environment.**

Alcon's resources will enable STAAR to accelerate adoption of EVO ICL by surgeons and patients.

6

STAAR’s Board conducted a thoughtful evaluation of strategic alternatives over an extensive time period and negotiated favorable terms with Alcon that maximize value for STAAR stockholders. Entry into the Alcon merger agreement followed more than a year of consideration by STAAR’s Board of strategic alternatives available to STAAR. Amidst STAAR’s declining performance, STAAR’s Board negotiated favorable agreement terms focused on maximizing value and certainty. Executive Summary Other than Alcon, STAAR has not received any acquisition proposal in at least the last 10 years. Despite media reports of a takeover of STAAR over a year ago and an extended “window shop” period under the Alcon merger agreement, STAAR has still not received any competing proposals. Favorable Terms For STAAR Stockholders Included In Alcon Merger Agreement III Allows Competing Offers At any time prior to the stockholder vote, STAAR’s Board is able to consider competing offers and terminate the Alcon merger agreement to accept a superior proposal “Window Shop” Provision Allows for post-signing market check with nominal break-up fees of $14.5M (1%) for certain proposals received during 45-day "window shop" period and $43.4M (3%) for proposals received thereafter No “Naked No Vote” Fee No obligation of STAAR for expense reimbursement or other fee payable to Alcon if STAAR stockholders do not approve the merger Limited Conditionality Provides for limited conditionality, Alcon regulatory commitments, and $72M (5%) break-up fee payable by Alcon to STAAR in certain circumstances due to failure to receive regulatory approvals EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Claims by Broadwood Partners are flawed and misleading and reflect a misunderstanding of STAAR’s standalone challenges, value, and potential buyer interest in STAAR. Broadwood believes that STAAR’s near-term prospects will drive a higher stock price and that now is the wrong time to transact. STAAR’s Board and management team understand STAAR’s business risks and challenges better than Broadwood. STAAR believes the $28.00 per share consideration provides STAAR stockholders greater value than STAAR could achieve on a standalone basis in the foreseeable future. Executive Summary Broadwood is asking stockholders to forfeit the all-cash, premium value provided by the Alcon merger and bear STAAR’s significant risks as a standalone company. Claims By Broadwood Partners IV “Deficient Process” STAAR’s Board conducted an extensive review process that considered standalone prospects, the industry landscape, and potential buyers. Merger agreement terms were aggressively negotiated to protect premium value in hand while allowing for a post-signing market check “Wrong Time to Transact” STAAR’s 2Q25 results reflected incremental progress in addressing challenges, but did not signal a return to historical growth or profitability. While some issues in China have been addressed, 2Q25 and 3Q25 trends reinforce STAAR’s Net Sales challenges. There is no “market moving” clinical trial “Inadequate Price” The Alcon merger agreement maximizes value with a compelling price at a significant premium to the price that had been established by an efficient market. Broadwood's claimed value is not supported by STAAR's actual financial performance “Windfall for Executives” Neither STAAR’s Board nor management team changed any component of executive compensation, including change-in-control provisions in connection with the transaction. Alcon’s election to cash-out employee equity awards applies equally to all employees O O O O EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR expects that its valuation would face considerable downward pressure in the event of a vote against the deal STAAR’s future direction controlled by a single minority stockholder at the expense of the majority Risk of creeping control by Broadwood a likely drag on valuation Ongoing risks related to standalone prospects Threatened dismissal of existing Board and management, with new team hand-picked by Broadwood ― given Broadwood’s significant input on STAAR over 30+ years, it is unclear how STAAR’s other stockholders would benefit from even greater control by Broadwood Lengthy and significant disruption to patients, surgeons, employees, distributors, partners and stockholders Vote Against Vote For Certain and immediate cash value Significant premium by any measure Attractive valuation multiple De-risks standalone plan and addresses headwinds Accelerates ICL adoption by more surgeons for the benefit of more patients worldwide Unanimously recommended and approved by STAAR’s independent and experienced Board O P $28.00 per share all-cash offer $18.49 per share prior to announcement If the Alcon merger agreement is terminated, it could be a deterrent to any future buyers. Not only is there a risk of damage to potential future sale processes, but there is no guarantee that Alcon would participate in any future process. EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS Alcon is paying STAAR stockholders a 59% premium to the 90-day VWAP. Broadwood’s proposal to vote down the merger could allow Broadwood to take control without paying any premium to other stockholders.

The Alcon Merger Provides Compelling, Certain, and Immediate Cash Value at a Significant Premium, Particularly Given STAAR’s Lower Go-Forward Growth Profile EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

All-cash Alcon merger consideration of $28.00 per share is a compelling premium across multiple measures

Significant premium to STAAR stock price and significantly higher than comparable all-cash MedTech transactions.

Deal Price vs 90-Day VWAP


$28
59% Premium to 90-Day VWAP[(1)]
$18
Alcon Offer
90-Day VWAP

Deal Price vs Sell-side Price Target


$28
47% Premium to Median Price Target[(2)]
$19
Alcon Offer
Median Sellside Target

Premium vs. Comparable Transactions


51%
~2.0x Median Premium Paid in Comparable Transactions[(3)]
26%
Alcon Offer
Median

(1) Based on 90-day VWAP for period ending August 4, 2025, which was the day before announcement.
(2) Based on available brokers with current price targets as of August 1, 2025.
(3) Median premium paid of 26% across comparable transactions. Comparable transactions based on U.S. cash-only MedTech deals announced since 2015 with deal value above $500mm.

11

Independent analysts recognize the value provided by the Alcon acquisition and that other interested parties are unlikely to provide a superior proposal “Our immediate thought is that this is the best path forward for STAA as they were likely to struggle for some time given the dynamics in the broader Chinese economy. It was unlikely that STAA's recent new mgmt. would be able to cut costs or rapidly grow their way out of STAA's immediate challenges." BTIG 8.5.25 “The takeover price represents 6x our estimated 2025 sales and is a 51% premium to Monday’s closing price or $18.49. We do not expect a higher rival bid and expect the Alcon transaction to close in the next twelve months.” Sidoti & Company 8.5.25 “There are several sizable players in the LASIK market, including BLCO (not covered), JNJ (not covered), and Zeiss (AFX:DE, not covered), which could (in our view) also be logical owners of this asset. However, we think it is unlikely that higher bid will emerge given the multiple paid and the moving pieces with the STAA story at present.” Piper Sandler 8.5.25 “ALC announced that it is acquiring STAA for $28/share. ALC expects the deal to close within 6-12 months. We do not expect additional bidders for STAA.” Wells Fargo 8.5.25 Note: Permission to use quotations neither sought nor obtained. EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR's Net Sales have declined over the last two years. While management is aggressively executing a plan to return to growth in 2026, the fact is that market dynamics result in a significantly lower growth profile – which negatively impacts valuation

Historical results reflect high growth in FY20-FY23, followed by declines in FY23-FY25. Financial projections reflect management's efforts to transition from the declines of FY23-FY25 with a reset to lower go-forward growth profile in FY26-FY30.


$ in millions
CAGR
25%
(10%)
10%
$163
$230
$284
$322
$314
$260
$340
$375
$408
$448
$495
2020A
2021A
2022A
2023A
2024A
2025E
2026E
2027E
2028E
2029E
2030E
Management financial projections for 2026 are $340M in Net Sales, which represents 2% CAGR from 2023.

Management projections are subject to risks and headwinds, including overweight exposure to China, increasing competition, a limited product offering, historical inability to penetrate the market beyond high myopia patients, and tariff risk

Note: Management projections denoted in the definitive proxy. 2025E projections reflect a burn down of distributor inventory.

13

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR's long-term growth rate has declined significantly and no longer supports Alcon's October 2024 valuation, which is one reason why Alcon withdrew its offer

Growth Profile Declined Since Alcon's First Offer

Comparison of 2 Year Net Sales CAGR Preceding Alcon's October 2024 & July 2025 Offers


October 2024 Offer
12.8%
LTM(1) 2Q22 – LTM(1) 2Q24 Net Sales CAGR
(27%)
July 2025 Offer
LTM(1) 2Q23 – LTM(1) 2Q25 Net Sales CAGR
(14.3%)

2Q25 Performance Did Not Reverse The Negative FY23-FY25 Trend


$ in millions
2Q YoY Financial Performance
Q2 2024
Q2 2025
$99
(55%)
$44
$7
(327%)
($17)
Net Sales
Net Income (Loss)

After conducting due diligence, Alcon withdrew its October 29, 2024 offer of $55 + $7 CVR due to its concerns about STAAR's slowing in-market sales and overall China uncertainty

STAAR's 2Q25 results did not signal a return to profitable growth. While some issues in China have been addressed, 2Q25 and 3Q25 trends reinforce STAAR's Net Sales challenges

Source: Company filings, FactSet, and Wall Street research.
Note: Market data as of August 4, 2025.
(1) Represents sales over the last twelve months (LTM).

14

STAAR’s Standalone Prospects Carry Meaningful Risk. The Alcon Merger Provides Value in Excess of What STAAR Believes Can Be Achieved in the Foreseeable Future EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR's Net Sales concentration in China is over 50%[1], and its growth is dependent on China, where in-market sales trends and outlook are weak

STAAR Net Sales Split by Geography[2]


22%
6%
7%
13%
51%
$314M
2024A Net Sales
APAC Net Sales
China
Japan
Korea
US
Rest of World

Geographic Distribution of Procedures


41%
34%
2%
6%
17%
~4.5M(3)
Refractive Procedures
APAC Procedures
China
Japan
Korea
US
Rest of World

~40% of refractive procedures are in China, Japan, and Korea

China Growth Claims

While claims have been made that STAAR's largest customer in China "has maintained a 10% overall growth target":

- One customer is not indicative of STAAR's broader customer base
- STAAR is only a portion of this customer's procedures. Its growth target covers the entire refractive category
- STAAR's FY2025E year over year Net Sales in China are projected to decline

Source: Company filings and Wall Street research.
(1) FY 2024A Net Sales.
(2) May not sum to 100% due to rounding.
(3) Total refractive surgery count for 2023.

16

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR's growth rate has slowed due to long-term China challenges, and macroeconomic uncertainty remains high

FY20-FY25 Net Sales

$ in millions


$163
$230
$284
$322
$314
$260
44%
47%
52%
58%
51%
35%
2020A
2021A
2022A
2023A
2024A
2025E(1)
China
Rest of World
YoY China Growth
11%
50%
38%
25%
(13%)
(44%)

"Consumer confidence remains low, the property market is under sustained stress, and households continue to save at historically high levels."

McKinsey & Company, 8.13.25

"Since the pandemic, subdued household confidence has led to cyclical weakness in consumption, which we believe is likely to persist. Low confidence reflects uncertainty over income growth, employment prospects and negative wealth effects from the property correction."

Fitch Ratings, 8.17.25

Quarterly Trends Do Not Signal a Return to Historical Levels

Net sales declined FY23-FY25. STAAR believes China procedure volumes for EVO ICLs are essentially flat year to date, and some of the 2Q25 and 3Q25 volumes may have shifted to 1Q25 when STAAR saw stronger trends. **STAAR believes China procedure volumes were positive year over year in 1Q25, softened during 2Q25, and have not improved so far in 3Q25.**

Note: Permission to use quotations neither sought nor obtained.

(1) Reflects management projections in the definitive proxy. Reflects a burn down of distributor inventory.

17

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

While STAAR has successfully navigated the competitive landscape in the past, competition is increasing and the market is rapidly evolving

Global Competition Persists

care GROUP
- IPCL V2.0
- LATAM, South America, EMEA, APAC, and Australia; approved in Japan in 2025
- Launched in 2019

biotech
- EYECRYL Phakic IOL
- South America, EMEA, and APAC
- Launched in 2014

ophtec
- ARTISAN
- U.S., LATAM, South America, EMEA, APAC, and Australia (ARTIFLEX in certain regions)
- Launched in 2000

New Entrants in China

Eyebright 爱博诺德
- Loong Crystal PR Lens
- NMPA approval in 2025

- PRL (Phakic Refractive Lens)
- NMPA approval in 2020; next-gen pending

ZEISS
- Vision Pro Spheric / Toric
- NMPA approval pending

Medennium
- MPL (Medennium Phakic Lens)
- CE marked; clinical testing in China

Rapidly Evolving Market

- China's Green Channel regulatory pathway expedites registration for certain medical devices, leading to more local entrants and a rapidly evolving landscape
- Multiple competing lenses are progressing through the regulatory approval process, with recent developments signaling launches sooner than originally expected
- Greater market focus on phakic lenses increases the likelihood of continued investment and heightened competition
- Local players may enjoy selling and regulatory advantages

Combined with Alcon, STAAR will be better equipped to effectively compete.

18

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR has a limited product offering, with nearly all of its Net Sales from EVO and EVO+ ICLs, which creates a heightened risk profile for STAAR

While STAAR's innovative ICL technology has a proven history of clinical benefits with its proprietary Collamer material, STAAR has largely been ineffective diversifying beyond ICLs through new product introductions.

- STAAR only sells ICLs and related injectors. As STAAR **depends on EVO and EVO+ ICL products for nearly all of its Net Sales**, disruptions to its EVO and EVO+ ICL business put the company at substantial risk.
- While it has invested an average ~15% of Net Sales in R&D over the last ten years, **the company has not been able to diversify beyond ICLs.** The most recent new product launch, EVO Viva for myopia and presbyopia correction, was not a commercial success.

ICL Net Sales Since Launch (2014)


$ in millions
$44
$52
$59
$68
$101
$129
$141
$213
$270
$319
$313
$260
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025E (1)
Approximate % of Total Net Sales
59%
67%
72%
75%
82%
86%
87%
92%
95%
99%
100%
100%

(1) Reflects management projections in the definitive proxy. Reflects a burn down of distributor inventory.

19

Increasing competition in China is expected to drive downward pricing pressure and could lead to the introduction of volume-based procurement, which will be difficult to navigate with STAAR’s limited product offering Significant price reduction (e.g., ~60% average price cut for national VBP for intraocular lenses(1)) Price reduction drives need to further cut costs and optimize expense structure, while at the same time additional resources required to facilitate responses to tenders Maintaining margin requires further changes to business model and go-to-market strategy (e.g., localization, partnership with local players) To offset Net Sales shortfall from VBP products, STAAR must accelerate product portfolio expansion with new product introductions and R&D, which has been difficult With increasing competition, the overall risk of pricing pressure grows, and introduces volume-based procurement (VBP) as a new risk. VBP and local preference policies that enable China-based brands to gain share could create long-term headwinds for STAAR as a U.S. company. Pricing pressure can lead to lower Net Sales, margins, and profitability, and can negatively impact cash flows. VBP is a government-led healthcare reform with the goal of improving affordability and accessibility by awarding large volume sales to tender winners. While VBP traditionally focused on mature products that are government-reimbursed, VBP has since expanded to cash-pay products (such as dental implants) and could expand further into innovative devices like phakic IOLs given increasing competition. Potential Impact from VBP Source: People’s Republic of China National Healthcare Security Administration. National VBP announced for intraocular lenses September 2023. Compared to STAAR standalone, Alcon is better positioned to win if VBP is implemented EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

While the TAM for myopia is large, the number of refractive surgery procedures remains small

The incidence of myopia is growing, but eyeglasses and contact lenses are the primary treatment method. Only 5.2 million refractive surgical procedures are expected globally in 2025.

- **Laser vision correction (LVC) accounts for majority of refractive procedures,** which typically cost less than ICLs.
- As **refractive surgery is an elective, cash-pay procedure, macroeconomic pressures have a disproportionate impact** on demand, and discretionary spending is constrained by consumer confidence.


2.2b
Potential Procedures
Myopic Patients, Age 21-45
Despite a sizable TAM, STAAR services only a marginal fraction of potential procedures
5.2m
Refractive Procedures
(LASIK, SMILE, PRK, EVO ICL)
Projected for 2025

Source: Company estimates and Market Scope Custom Refractive Error Model, May 2025.
Note: ICL: Implantable Collamer Lens. LASIK: laser-assisted in-situ keratomileusis; PRK: photorefractive keratectomy; SMILE: small incision lenticule extraction.

21

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

In the 10+ years since the launch of EVO ICLs, STAAR has not been able to penetrate the market beyond high myopia patients

While EVO ICLs can be used to treat low, moderate and high myopia across the diopter curve, they are typically used for patients who are not good candidates for laser vision correction (LVC) due to high myopia, thin corneas or other corneal abnormalities.

- As the incidence of low and moderate myopia far exceeds that of high myopia, **STAAR must move beyond high myopia to grow, as those patient populations are 10x larger.**
- STAAR's **inability to move beyond high myopia negatively impacts its Net Sales opportunity and is a drag on long-term growth rates.**

Alcon's size and scale should enable EVO ICL to reach its full potential below high myopia patients.

A Diopter is a Unit Of Measurement of the Refractive Power of a Lens


-20D
-19D
-18D
-17D
-16D
-15D
-14D
-13D
-12D
-11D
-10D
-9D
-8D
-7D
-6D
-5D
-4D
-3D
-9.8D STAAR'S GLOBAL AVERAGE DIOPTER, FY20
-9.4D STAAR'S GLOBAL AVERAGE DIOPTER, FY24
In the last four years, STAAR has made little progress expanding beyond high myopia
High Myopia
~10x less prevalent than moderate and low myopia
Moderate & Low Myopia
~10x the size of high myopia

Source: 2024 Market Scope Refractive Error Model.
Note: High myopia is generally classified as a refractive error above -6D, moderate myopia is between -6D to -3D and low myopia between -3D to -0.5D on the diopter curve.

22

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR competes with large, well resourced, global companies that offer numerous treatment options for myopia

	($ in billions)	Select Competitive Players							
		STAAR SURGICAL	EssilorLuxottica	J&J	Alcon	HOYA	ZEISS	CooperCompanies	B+L BAUSCH+LOMB
	'24A Net Sales	$0.3	$28	$5[1]	$10	$5	$2	$4	$5
Channel	**Optometrist**		✓	✓	✓	✓	✓	✓	✓
Channel	**Ophthalmologist**			✓	✓	✓	✓		✓
Non-Surgical	**Eyeglasses**		✓			✓	✓		
Non-Surgical	**Contact Lenses**			✓	✓			✓	✓
Non-Surgical	**Myopia Progression[2]**		✓	✓		✓	✓	✓	
Surgical	**Laser Vision Correction**			✓	✓		✓		✓
Surgical	**Phakic IOL**	✓		✓[3]			✓[4]		

STAAR faces significant competition from multiple myopia treatments, more typically used for mid/lower diopter patients

Source: Company filings.
(1) Vision Net Sales only. (2) Inclusive of glasses and contact lenses. (3) Via distribution agreement with Ophtec. (4) Via Wuxi partnership.

23

STAAR has taken steps to mitigate short-term tariff risk in China, but medium and longer-term risk remain significant Although STAAR’s consignment inventory has largely mitigated the potential impact of China tariffs in the short term (through early 2026), medium and long-term global tariff risks still exist. Further, the risk of a longer-term trade war exists in an unpredictable geopolitical environment. While STAAR’s Switzerland manufacturing site should result in tariff-free (or reduced) product, it is possible that Switzerland could be caught up in a trade war. A trade war complicates STAAR’s manufacturing process as STAAR needs to balance manufacturing efficiency with tariff mitigation. As over 90% of STAAR’s Net Sales are generated outside the U.S., any backlash against U.S. companies could negatively impact sales or costs. “See fairly low impact from the geopolitical and tariff dynamics, at least in 2025, because (1) STAA does not expect to be shipping much ICL volume to China as it works down high inventory levels in the region, and (2) STAA is ramping manufacturing capacity at its Switzerland facility, which is expected to supply China EVO+ volume. That said, STAA's largest facility is based in the U.S. and a majority of the raw materials are sourced in the U.S.; therefore, we could see risk to the business beyond 2025 if the tariffs remain.” Wells Fargo 4.21.25 “Tariff impact limited, for now: In response to tariff/reciprocal tariff dynamics, STAA proactively signed consignment arrangements with Chinese distributors and shipped pallets of inventory into China ahead of implementation deadlines... As such, the company believes that it has enough inventory in China to supply local surgeons with tariff-free products until early 2026. Looking longer term, management emphasized that its Switzerland manufacturing facility is expected to receive Chinese regulatory approvals by this summer…. That said, if the Swiss facility is not able to ramp capacity quickly enough, we note that there is material downside risk to STAA's cost profile. Morgan Stanley 5.8.25 Note: Permission to use quotations neither sought nor obtained. EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Independent analysts recognize the challenges facing STAAR “STAA’s 4Q24 results and initial 2025 outlook showed a major deterioration in the China business, driven by excess channel inventory, and a challenging China macro environment.” Jefferies 8.6.25 “STAA has struggled the past few quarters, going through a series of leadership changes combined with a significant build-up of inventory in the Chinese market. Given that the Chinese market (and the broader economy) was not improving rapidly, there was risk that STAA might take longer to see those inventory levels improve and thus be able to sell through new product.” BTIG 8.5.25 “We sympathize with STAA, as it is forced to navigate a challenging environment, but visibility in China remains very low, with inventory dynamics further muddying the picture and making calling the bottom a challenging endeavor.” Morgan Stanley 2.12.25 “STAA shares have faced pressure over the last several quarters from a deteriorating China macroeconomic environment, but investor fears likely are now ratcheting higher due to new developments related to elevated inventory levels in China with the company’s distributors.” Stifel 2.12.25 Note: Permission to use quotations neither sought nor obtained. EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR’s Independent and Experienced Board Conducted a Thoughtful Evaluation of Strategic Alternatives and Negotiated Favorable Terms that Maximize Value for STAAR Stockholders EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Negotiations overseen by STAAR’s independent and experienced board Stephen C. Farrell Chief Executive Officer since 2025; Director since 2016 20+ years executive leadership, operating, financial, governance, and global health care experience Former CEO and a member of the Board of Convey Health Solutions; Former CFO of Stream Global Services; Former CFO, COO, and President at PolyMedica Corporation Former member of the Board of Lineage Cell Therapeutics; previously on Board of Questcor Pharmaceuticals (NASDAQ: QCOR) Wei Jiang Director since 2024, Interim Strategic APAC Advisor since April 2025 25+ years pharmaceutical and medical device industry experience and extensive expertise in Asian markets Former EVP and President, Bayer Pharmaceuticals Region China & APAC; Former President, Bayer Group Greater China Region; Former SVP, China operations at AstraZeneca; Former Marketing Director, China Operations at Eli Lilly & Company Member of the Board of Waters Corporation (NYSE: WAT) Lilian Y. Zhou Chair, Audit Committee; Independent Director since 2023 20+ years of capital allocation, finance, governance experience, and global investor perspective Founded Yulan Capital Management, a global investment firm with deep expertise in Asian markets, which grew into a global investment franchise with institutional investor base Formerly at Citadel, Kelusa Capital and Bear Stearns Elizabeth Yeu, MD Chair of the Board; Chair, Nominating and Governance Committee; Independent Director since 2021 20+ years clinical leadership and extensive knowledge of medical device and pharmaceutical fields as distinguished practicing ophthalmologist Chief Medical Officer and former member of the Board at Tarsus Pharmaceuticals, Inc.; Partner at Virginia Eye Consultants Former President of the American Society of Cataract and Refractive Surgery (ASCRS); current member of ASCRS Executive Board Arthur C. Butcher Chair, Compensation Committee; Independent Director since 2024 25+ Years medical device marketing, strategy, and product development experience EVP and Group President, MedSurg and Asia Pacific for Boston Scientific; previously EVP and President, Asia Pacific Member of the Board of Acotec Scientific Holdings Limited Louis E. Silverman Independent Director since 2025 25+ years executive leadership and corporate strategy experience in health care, deep knowledge of STAAR’s business and industry segment Chair and CEO of Hicuity Health, Inc. Former CEO of Marina Medical Billing Services, Inc.; Former President and CEO of LifeComm; Former President and CEO of Quality Systems, Inc. (NASDAQ: QSII); Former Chief Operations Officer at CorVel Corporation (NASDAQ: CRVL) Member of the Board of Insight Molecular Diagnostics (NASDAQ: IMDX) and Chair of The Board of Veradigm Inc. (OTCMKTS: MDRX) Five of six directors added since 2021; all but two directors are independent Three directors recommended by Broadwood, including STAAR’s CEO Significant industry and international business expertise Active Board met 20+ times from Jan. 1 – Aug. 4, 2025 All directors were elected at 2025 Annual Meeting with each receiving an affirmative vote of at least 97% of votes cast EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

STAAR’s Board and management have taken aggressive actions to prevent further stock price erosion and create value, however fundamental challenges remain February 26, 2025 Appointed Stephen Farrell CEO 1 Board Took Significant Action Following 4Q 2024 Results May 7, 2025 Withdrew financial guidance for 2025 and initiated actions to meaningfully reduce cost structure and improve profitability 4 April 24, 2025 Announced appointment of independent director Louis Silverman; Wei Jiang named to temporary role of Chief of APAC Strategy 1 3 4 Significant action on management changes, focus on profitability, and reestablishing growth March 17, 2025 Appointed Deborah Andrews CFO Realigned leadership structure 2 3 February 11, 2025 Reported Q4 2024 and FY 2024 results. Decline in valuation reflects a reset to lower go-forward growth profile. 2 Source: Company filings, FactSet and Wall Street research. Note: Market data as of September 11, 2025. 5 August 4, 2025 Entered into Alcon merger agreement 5 Headwinds create downside risk for the standalone company. STAAR’s stock was trading at $18.49 prior to the Alcon agreement. EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Board’s decision to respond to Alcon’s outreach was based on good governance and thoughtful evaluation of available options to maximize value With new CEO, CFO, and realigned management team in place, STAAR withdrew its 2025 financial guidance in May 2025 and carefully considered standalone business prospects, STAAR’s expected long-term growth rate, and best path to maximizing stockholder value. Improved expense profile expected to drive profitability, but slower top-line growth profile has reset value expectations compared to historical levels. Progress with planned reduction of channel inventory in China and alignment with in-market procedure volume, but China challenges still remain. Despite management efforts, headwinds from standalone risks likely to depress valuation for the foreseeable future. The Board and its Committees held 20+ meetings between January 1, 2025 – August 4, 2025 The Board considered various risk-adjusted growth scenarios and the implications for standalone value creation The Board analyzed the industry landscape, the universe of potential buyers, and alternatives on multiple occasions The Board mitigated the risks from conducting a full pre-signing sales process by negotiating a favorable “window shop” The Board assessed splitting the business, but did not believe the value creation opportunity outweighed the complexity and cost EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Merger agreement terms were aggressively negotiated by STAAR’s Board to protect premium value in hand while allowing for a post-signing market check The favorable agreement terms reflect the Board’s focus on deal value and certainty, which include low break-up fees, regulatory commitments by Alcon, and limited closing conditions. Following protracted negotiations, Alcon agreed: To substantially lower break-up fees payable to Alcon by STAAR (including a “window shop”), and dropping an expense reimbursement fee if STAAR stockholder approval not obtained; and To commit to strong remedial actions if needed to obtain regulatory approvals, in addition to an increased regulatory break-up fee Favorable Terms For STAAR Stockholders Included In Alcon Merger Agreement Allows Competing Offers At any time prior to the stockholder vote, STAAR’s Board is able to consider competing offers and terminate the Alcon merger agreement to accept a superior proposal “Window Shop” Provision Allows for post-signing market check with nominal break-up fees of $14.5M (1%) for certain proposals received during 45-day "window shop" period and $43.4M (3%) for proposals received thereafter No “Naked No Vote” Fee No obligation of STAAR for expense reimbursement or other fee payable to Alcon if STAAR stockholders do not approve the merger Limited Conditionality Provides for limited conditionality, Alcon regulatory commitments, and $72M (5%) break-up fee payable by Alcon to STAAR in certain circumstances due to failure to receive regulatory approvals EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Since the media reports of takeover interest in STAAR over 14 months ago – and since the merger announcement – STAAR has not received any competing proposals

Given the publicity regarding an acquisition and the significant decline in STAAR stock price since July 2024, if there were other serious buyers, STAAR believes they would have approached STAAR with a competing proposal

As set forth in the definitive proxy, two parties approached STAAR via email with vague communications, but neither submitted a competing proposal or took further action to pursue a deal


2024
2025
Jul
Aug
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Alcon Related
Third Party Related
Jul 10, 2024
Media, analyst reports regarding Alcon's interest in STAAR and STAAR hiring financial advisors
Aug 5, 2025
Announced acquisition by Alcon with favorable "window shop" provision
45-day "window shop" period (1% termination fee)
No proposals received
Sept 19, 2025
Aug 3, 2025
STAAR received vague communications of interest from "Party A" and "Party B" and promptly responded on August 4. Neither party provided any proposal on valuation, timing, diligence requirements, financial capability, or other transaction terms at that time or since then. Such parties had the ability to make an unsolicited proposal to the Board during the post-signing period but did not submit a competing proposal
~13-month opportunity period from initial media reports of takeover interest in STAAR until announcement of acquisition by Alcon; no competing proposals submitted
~14-month period from initial media reports of takeover interest in STAAR until the end of the "window shop" period

31

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

The Alcon merger is not only the best path forward for STAAR stockholders, but will also accelerate ICL adoption by more surgeons and patients

$ in millions	STAAR	ALCON
Sales Force *(YE 2024)*	215[1]	3,900
Manufacturing footprint	3	17
Cash *(Latest Reported Quarter)*	$190	$1,408
R&D Spend *(2024)*	$54	$876
Sales / Marketing Spend *(2024)*	$108	$2,553[2]

"As a significantly larger company, Alcon has the capabilities and scale to accelerate EVO ICL adoption and bring our innovative technology to more surgeons and patients worldwide."

– STAAR CEO

Alcon

STAAR SURGICAL

Source: Company filings.
(1) Includes all direct representatives, practice development managers, clinical application specialists and leaders within each region. (2) Based on 2024A reported SG&A spend, allocated based on reported S&M employee headcount as a % of total S&M and G&A employees.

32

Claims By Broadwood Partners are Flawed and Misleading and Reflect a Misunderstanding of STAAR’s Standalone Challenges, Value, and Potential Buyer Interest in STAAR EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Claims by Broadwood are flawed and misleading and reflect a misunderstanding of STAAR's standalone challenges, value, and potential buyer interest in STAAR

Broadwood Partners is asking stockholders to forfeit the all-cash, premium value provided by the Alcon merger and bear STAAR's significant risks as a standalone company.

Broadwood believes that STAAR's near-term prospects will drive a higher stock price and that now is the wrong time to transact.

STAAR's Board and management team understand STAAR's business risks and challenges better than Broadwood. STAAR believes the $28.00 per share consideration provides STAAR stockholders greater value than STAAR could achieve on a standalone basis in the foreseeable future.

Claims By Broadwood Partners

A "Deficient Process"

STAAR's Board conducted an extensive review process that considered standalone prospects, the industry landscape, and potential buyers. Merger agreement terms were aggressively negotiated to protect premium value in hand while allowing for a post-signing market check

B "Wrong Time to Transact"

STAAR's 2Q25 results reflected incremental progress in addressing challenges, but did not signal a return to historical growth or profitability. While some issues in China have been addressed, 2Q25 and 3Q25 trends reinforce STAAR's Net Sales challenges. There is no "market moving" clinical trial

C "Inadequate Price"

The Alcon merger agreement maximizes value with a compelling price at a significant premium to the price that had been established by an efficient market. Broadwood's claimed value is not supported by STAAR's actual financial performance

D "Windfall for Executives"

Neither STAAR's Board nor management team changed any component of executive compensation, including change-in-control provisions in connection with the transaction. Alcon's election to cash-out employee equity awards applies equally to all employees

34

STAAR's Board conducted an extensive review that considered standalone prospects, the industry landscape, and potential buyers. No competing proposals have been received. “Failing to even engage with the five or ten most likely interested parties left the Board, and us as stockholders, without any basis to be confident that the Board’s chosen transaction was the best available alternative for STAAR. We are confident that a properly conducted process—one that solicited interest from other parties beyond Alcon—would have yielded a much higher price for the Company.” Broadwood Claims The Reality… STAAR’s Board and management are actively involved in the industry and are keenly aware of other potential buyers Regular interactions with other industry participants informed the Board’s conclusion that no other bidders would compete with the value presented by the Alcon offer When Alcon made its July 2025 offer, the business was volatile. The Board recognized the value and certainty of the offer and did not want to jeopardize the offer in hand Conducting a pre-signing market check could have caused Alcon to walk away again or reduce its offer price STAAR’s financial profile, particularly its negative cash flows, would likely preclude private equity buyers O P Between media reports of takeover interest in STAAR and announcement of merger, but no buyers emerged 13 months Broadwood Has an Unrealistic View of Potential Buyer Interest No competing proposals received during the “window shop” period despite Broadwood’s active exploration of alternative buyers 45 days Other than Alcon, STAAR has not received any acquisition proposal in at least the last 10 years 10+ years “We believe the Company failed to conduct any semblance of a market check or even solicit interest from a single alternative buyer…. We believe a board that was properly focused on maximizing stockholder value would, at a minimum, have initiated contact with other potential counterparties, even if only to generate interest, foment competitive tension, and facilitate price discovery.” Broadwood Claims O 1% break-up fee EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS A Lack of any competing proposals validates Board’s conclusion that there are no other buyers Nominal break-up fee during the “window shop” period NOT a deterrent to potential buyers

“Party A” and “Party B” emailed only vague communications, NOT proposals. Neither submitted a proposal even after follow-up from STAAR’s CEO “Worse still, the Board made this decision despite being aware of strategic interest from two parties—so-called ‘Party A’ and ‘Party B’ in the Company’s proxy statement—both of whom reached out on their own to a Board member to express a desire to engage in discussions regarding a transaction during the Company’s negotiations with Alcon.” The Reality… “Party A” and “Party B” emails were only vague communications No information on valuation, timing, diligence requirements, financing capability, transaction structure or other terms, only introductory outreach No actionable response despite CEO following up the next day stating that “the Board would be interested in any proposal that you may have” No proposals received during the “window shop” period, including from “Party A” or “Party B” P Broadwood Claims O “…I had a conversation with [ last week and shared [ ’s interest in potentially supporting the company as you consider future strategic and capital-related opportunities. Our Managing Director in New York [ would be happy to connect with you for an initial conversation, schedule permitting” “Party B” email (on August 3, 2025) CEO responded on August 4, 2025 that the Board would welcome a proposal, after which no proposal came. “I am writing to express our sincere interest in evaluating to acquire equity stake in STAAR Surgical including either minority, majority or a take private transaction. We think your business has significant potential and [ ] have gained deep expertise in the ophthalmology space globally. We look forward to hearing from you” “Party A” email (on August 3, 2025) CEO responded on August 4, 2025 that the Board would welcome a proposal, after which no proposal came. “Party A” and “Party B” Emailed Only Vague Communications Two Days Prior to the Merger Announcement EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS A

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Ⓑ STAAR's 2Q25 results reflected progress addressing transitory challenges, but did not reflect a change in Net Sales trends or profitability

✗ Broadwood Claims

"The Company's second quarter financial results and Quarterly Report... told a different story, reflecting an abatement of the inventory challenges the Company faced in 2024 and early 2025."

✓ The Reality...

- STAAR's 2Q25 performance did not reverse the negative FY2023-FY2025 trend, with **2Q YoY Net Sales down 55% and net loss of ($17mm)** vs. net income of $7mm in 2Q24
- Cost savings initiatives in 2025 were intended to better align STAAR's cost structure with sales, but **STAAR does not expect to be profitable for FY2025**
- STAAR believes China procedural volumes for EVO ICLs are essentially flat year to date, and some of the 2Q25 and 3Q25 volumes may have shifted to 1Q25 when STAAR saw stronger trends. STAAR believes China procedure volumes were positive year over year in 1Q25, softened during 2Q25, and **have not improved so far in 3Q25**

2Q YoY Financial Performance


($ in millions)
2Q24
2Q25
Net Sales
$99
(55%)
$44
Net Income (Loss)
$7
(327%)
($17)

Preliminary 3Q25 trends signal that STAAR's growth challenges are continuing. STAAR intends to pre-release 3Q25 Net Sales after quarter end

37

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Ⓑ There is no pending study that would be "market moving news" or a "significant value creation event"

Broadwood Claims

"STAAR may be on the cusp of market-moving news and a significant value-creation event. An independent, randomized clinical trial comparing the outcomes of Alcon's LASIK platform and STAAR's EVO Implantable Collamer® Lens recently has been completed, and we expect the results to be published soon."

The Reality...

- The study is not new or groundbreaking, but intended to confirm and validate surgeon data and experience
- The study is an investigator-initiated trial (IIT) sponsored by STAAR
- It is not a large-scale clinical trial, but evaluates only 27 LASIK patients and 27 EVO ICL patients
- It is not a long-term study, but an assessment of postoperative experience at 4-6 hours, 1 day, 1 week and 1 month following surgery
- It is not focused on visual acuity, but rather the patient experience in the hours and days following surgery
- The results of this study are not a material event and do not meaningfully change STAAR's long-term growth profile

IIT Results Demonstrate that Both EVO + ICL and LASIK are Good Options for Patients

09/23/2025

Subject: Findings from an Investigator-Initiated Trial Comparing EVO+ ICLs and LASIK

Dear Colleagues,

I am pleased to share some of the findings from a recent investigator-initiated trial that evaluated the clinical outcomes of patients treated bilaterally with the STAAR EVO+ ICLs or LASIK.

This was an exploratory study designed to assess immediate post-operative patient experience and clinical outcomes up to one month. The primary objective was to confirm and validate existing surgeon data and patient experiences that have been reported previously. It is important to note that this was not a comparative study intended to establish superiority of one procedure over the other. The study used a descriptive approach, and no direct statistical comparisons between the two procedures can be made.

The results of this trial found that clinical outcomes for both procedures converged quickly, demonstrating that both EVO+ ICLs and LASIK provide excellent clinical outcomes for patients. The study supports the conclusion that both procedures are good options for patients with myopia of -3 to -8 diopters.

We believe these findings align with the positive outcomes we have seen in our own practices and reinforce that both EVO+ ICLs and LASIK are effective and valuable tools for vision correction.

I welcome any questions or discussion on these findings.

Sincerely,

Vance Thompson, MD

38

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

(C) Broadwood's valuation analysis is flawed because the financial performance of its selected peer set is not comparable to STAAR given STAAR's lower growth profile

Broadwood Claims

"... $28 per share values the Company at just 4.0x consensus 2026E revenue, a discount of approximately 15% to comparable medical technology companies. Using management's forecasted 2026 net sales... at approximately 3.8x 2026P revenue, a discount of more than 20%..."

The Reality...

- In comparing STAAR to the peer set, Broadwood ignored Net Sales growth, which is a key metric
- Alcon merger provides compelling premium across multiple measures, despite STAAR's lower growth profile
- Broadwood's peer median for 2024-2027E Net Sales CAGR is 19%; at 6% Net Sales CAGR, STAAR ranks last (15 out of 15)
- STAAR management financial projections show a (17%) decline in Net Sales from 2024-2025E; no company in Broadwood's peer set had declining revenue

Broadwood's Claimed Value is Not Supported by STAAR's Projected Financial Performance

	2024-2027E Net Sales CAGR
Broadwood Peer Median	19%
STAAR SURGICAL	6%(1)

Broadwood Peer Median has ~3x the growth rate compared to STAAR's growth projections, resulting in an overstated valuation analysis by Broadwood

Source: FactSet. Market data as of 8/1/2025.
(1) Projections using management estimates from the definitive proxy.

39

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

ⓒ Broadwood's claim that Alcon previously offered to pay much more for STAAR ignores the fact that Alcon withdrew its offer after diligence of underlying sales and demand concerns

✗ Broadwood Claims

"Less than a year ago, Alcon was in fact prepared to pay much more for STAAR. In October 2024, Alcon submitted a proposal to acquire the Company for $55 per share in cash plus a contingent value right that was worth approximately $7 per share"

✓ The Reality...

- Alcon withdrew its $55 + $7 CVR per share proposal after substantial due diligence that showed STAAR's structural challenges
- $55 + $7 CVR per share was no longer available for the Board to consider
- Prior price is not supported due to structural challenges facing STAAR, as reflected in STAAR's financial results and growth profile.
- STAAR's stock price declined to $16.48 per share upon announcement of 4Q 2024 results

Growth Profile Declined Since Alcon's October 2024 Offer

Comparison of 2 Year Net Sales CAGR Preceding Alcon's October 2024 & July 2025 Offers


October 2024 Offer
July 2025 Offer
12.8%
LTM(1) 2Q22 – LTM(1) 2Q24 Net Sales CAGR
(27%)
LTM(1) 2Q23 – LTM(1) 2Q25 Net Sales CAGR
(14.3%)

Source: Company filings, FactSet, and Wall Street research.
Note: Market data as of August 4, 2025.
(1) Represents sales over the last twelve months (LTM).

40

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Ⓒ STAAR's Net Sales for 2024 and projections for 2025 and 2026 signal that STAAR's challenges in China are not transitory

✗ Broadwood Claims

"... STAAR's stock has traded below its intrinsic value, in our view, because of transitory issues with inventory in China. But the Company's second quarter financial results... told a different story, reflecting an abatement of the inventory challenges the Company faced in 2024 and early 2025... which suggests, in our view, that it is well on its way to returning to substantial profitability."

✓ The Reality...

- While STAAR has largely addressed inventory challenges in China and has taken steps to mitigate tariff risk through early 2026, STAAR's success in large part depends on a rebound in procedural volumes and Net Sales
- Procedural volumes in China continue to remain depressed as a result of macroeconomic factors and weak consumer confidence, and the number of refractive surgery procedures remains small
- As a standalone company, STAAR has overweight exposure to China, where in addition to macroeconomic challenges, new entrants are creating greater risks and headwinds
- EVO ICLs are well positioned for the treatment of high myopia, but other effective technologies compete in low and moderate myopia at lower cost and higher percent margin to customers

Declining China Net Sales 2023A-2026E

($ in millions)


$186
$161
$91
$160
2023A
2024A
2025E (1)(2)
2026E (2)

Net Sales challenges in China are structural, not transitory. Even with an expected uptick in China in 2026, Net Sales in China are still expected to be flat compared to 2024 and down significantly from 2023. Broadwood's claims that STAAR can return to historical growth rates are not realistic

(1) Reflects a burn down of distributor inventory.
(2) China net sales projections as included in management projections in the definitive proxy.

41

Contrary to Broadwood’s claim, STAAR’s compensation program is customary and aligned with stockholders’ interests “However, under the terms of the Merger Agreement, the Company’s compensation program will be revised so that NEOs’ equity awards vest immediately upon the consummation of the Proposed Merger (i.e., “single-trigger”). A substantial portion of the value of those awards reflects assumed performance at 160% of target levels with no evidence that the Company’s performance in 2025 would otherwise merit such a generous payout.” The Reality… Under the STAAR equity plan approved by stockholders, a buyer must either assume STAAR equity awards and roll them into the buyer’s shares or accelerate awards and pay them out in cash – Alcon elected to pay out STAAR awards in cash STAAR did not revise its equity awards or equity plan; Alcon’s election to pay out STAAR awards in cash was made in accordance with existing terms Change in control provisions are standard features designed to ensure that executives do not prioritize job loss above stockholders’ best interests The acceleration of vesting and pay out of STAAR awards in cash applies to all employees (not just executives) P Broadwood Claims O Contrary to Broadwood’s claim, the only incentive to approve the agreement is because it is in the best interests of stockholders PSU Payout at 160% of Target Based on Assessment of Projected Performance Results STAAR PSUs were granted subject to performance conditions based on Net Sales achievement during the three-year performance period ending December 31, 2027, with payout between 0-200% of target based on level of achievement. The 160% payout for STAAR PSUs is materially consistent with the payout expected under the August management projections that were approved by the Board. EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS D

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

(D) Contrary to Broadwood's claim, STAAR's independent Board is focused on serving the best interests of all stockholders

Broadwood Claims

"The Chair of the Board was a consultant to Alcon when the dialogue with Alcon began, while two other directors at that time had significant business interests with Alcon. As best we can tell from the proxy disclosure, it was not until our firm raised the conflict-of-interest issue with STAAR's CEO that the Chair revealed the extent of her business ties with Alcon to her fellow directors, and that was just two days before the Merger Agreement was signed."

The Reality...

- STAAR's Board Chair is a leading ophthalmologist and past president of ASCRS, and has had previous consulting arrangements with many companies in the eye care and medical device industry in addition to Alcon, including Johnson & Johnson, Bausch + Lomb, Carl Zeiss, and others
- STAAR was notified of the Board Chair's prior consulting arrangements, which are a matter of public record, when she joined the STAAR Board, and the Board was *reminded* of previous arrangements at the August 2, 2025 Board meeting
- Consulting arrangement with Alcon was not a significant engagement; Board Chair received fees which, in the last 7 years, had not exceeded $90,000 per year
- STAAR's Board Chair terminated her consulting arrangement with Alcon in October 2024 and accordingly has not received any consulting fees from Alcon since November 2024
- STAAR's Board Chair recused herself from the August 2 Board meeting and, in her absence, the Board determined that she did not have an interest in Alcon or the potential transaction with Alcon that would impair her ability to exercise her independent business judgment

STAAR's Independent Board Conducted an Extensive Review

3 directors
Recommended by Broadwood, including STAAR's CEO

5 of 6 directors
Added since 2021; all but two are independent

ALL directors
Received voting support from Broadwood at 2025 Annual Meeting, with each receiving an affirmative vote of at least 97% of votes cast

20+ Board meetings
Between Jan. 1 – Aug. 4, 2025

43

Broadwood has stated an intent to recruit and nominate new directors. Given Broadwood’s significant input on the Board and management team and strategic direction of STAAR over 30+ years, it is unclear how STAAR’s other stockholders would benefit from even greater control by Broadwood Broadwood supported the Board and acknowledged its “understanding of shareholder alignment and deep understanding of the global medical device industry,” but quickly turned against the Board when it made a decision that Broadwood did not support STAAR has worked collaboratively with Broadwood for many years Broadwood has provided significant input on the composition of the STAAR Board and management team, including recommending three of the Board’s current six members and voting for all of STAAR’s directors at STAAR’s 2025 Annual Meeting Broadwood has supported STAAR’s CEO since his appointment to the Board in 2016 and following his appointment as CEO in 2025 Broadwood has had regular and frequent access to STAAR’s Board and management, including numerous meetings and calls STAAR believes Broadwood wants significant control of the company without paying a control premium Broadwood supports STAAR’s “appointments of directors with an understanding of shareholder alignment and a deep understanding of the global medical device industry, particularly in Asia (from which approximately 80% of the Issuer's revenue is derived).“ Broadwood Schedule 13D filed 3.3.25 Broadwood is “impressed with the new CEO's operational experience and history of successfully and profitably growing global businesses.” Broadwood Schedule 13D filed 3.3.25 EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Based on private conversations with stockholders, STAAR knows that Broadwood's views are not shared by all STAAR stockholders

Market is confident that the transaction will close at $28.00 per share, reflected by the spread between current share price and offer price

Share Price as of September 25, 2025:

$26.75

(4.5%) vs Offer Price

VWAP Since Announcement:

$27.15

(3.0%) vs Offer Price

2nd Largest Active STAAR Stockholder Supports Alcon Transaction

*Soleus Capital, which owns ~6%(1) of STAAR's outstanding shares, said, "Soleus Capital Master Fund, L.P. has informed the Board that it is **supportive of the merger and intends to vote in favor** absent a material change in circumstance."*

September 19, 2025

Broadwood is asking stockholders to forfeit the all-cash, premium value provided by the Alcon merger and bear STAAR's significant risks as a standalone company

Source: FactSet. Market data as of 9/25/2025.
(1) Reflects holdings data as of 6/30/2025 13F.

45

EXECUTIVE SUMMARY | PREMIUM VALUE | STANDALONE RISKS | THOUGHTFUL EVALUATION | BROADWOOD CLAIMS

Alcon is paying STAAR stockholders a 59% premium to the 90-day VWAP. Broadwood's proposal to vote down the merger could allow Broadwood to take control without paying any premium to other stockholders.

Vote For

$28.00 per share
all-cash offer

- ✓ Certain and immediate cash value
- ✓ Significant premium by any measure
- ✓ Attractive valuation multiple
- ✓ De-risks standalone plan and addresses headwinds
- ✓ Accelerates ICL adoption by more surgeons for the benefit of more patients worldwide
- ✓ Unanimously recommended and approved by STAAR's independent and experienced Board

Vote Against

$18.49 per share
prior to announcement

- ✗ STAAR expects that its valuation would face considerable downward pressure in the event of a vote against the deal
- ✗ STAAR's future direction controlled by a single minority stockholder at the expense of the majority
- ✗ Risk of creeping control by Broadwood a likely drag on valuation
- ✗ Ongoing risks related to standalone prospects
- ✗ Threatened dismissal of existing Board and management, with new team hand-picked by Broadwood — given Broadwood's significant input on STAAR over 30+ years, it is unclear how STAAR's other stockholders would benefit from even greater control by Broadwood
- ✗ Lengthy and significant disruption to patients, surgeons, employees, distributors, partners and stockholders

If the Alcon merger agreement is terminated, it could be a deterrent to any future buyers. Not only is there a risk of damage to potential future sale processes, but there is no guarantee that Alcon would participate in any future process.

46

STAAR’s Board Unanimously Believes the Alcon Merger Provides Greater Value than STAAR Could Achieve on a Standalone Basis in the Foreseeable Future and is the Best Path Forward for STAAR Stockholders. STAAR Stockholders are Encouraged to Reject the Flawed and Misleading Claims of Broadwood Partners and Vote “FOR” the Alcon Merger on the WHITE Proxy Card.

Exhibit 99.2

STAAR Surgical Publishes Presentation Highlighting Compelling, Certain Cash Value Offered by Alcon Merger and Meaningful Downside Risks if Alcon Merger is not Approved

Proposed Merger Represents a Compelling 59% Premium to the 90-Day VWAP Prior to Announcement

STAAR’s Business Risks and Challenges are Increasing and Competition is Intensifying

China Net Sales, which Represent Approximately Half of STAAR’s Consolidated Net Sales, Have Declined Since 2023, and Procedure Volumes Remain Weak

Broadwood Partners’ Claims Against the Merger are Flawed and Misleading and Reflect a Misunderstanding of STAAR’s Standalone Challenges, Value, and Potential Buyer Interest in STAAR

STAAR’s Stock Traded at $18.49 per Share Prior to Announcement – If the Merger is not Approved, STAAR Expects its Valuation Would Face Considerable Downward Pressure, Especially in Light of Intensifying Competition and Increased Business Risks

All STAAR Stockholders Encouraged to Vote “FOR” Alcon Merger on the WHITE Proxy Card

LAKE FOREST, CA, September 26, 2025 — STAAR Surgical Company (NASDAQ: STAA), the global leader in phakic IOLs with the EVO family of Implantable Collamer® Lenses (EVO ICL™) for vision correction, today published a presentation reviewing the compelling, certain, premium cash value offered by the Company’s pending merger with Alcon (SIX/NYSE: ALC) and the meaningful downside risks for STAAR stockholders if the Alcon merger is not approved. The presentation is available at investors.staar.com and has been filed with the U.S. Securities and Exchange Commission.

STAAR also announced that the Company’s second largest active stockholder, Soleus Capital Master Fund, L.P. (“Soleus Capital”), has informed the Board that it is supportive of the merger and intends to vote in favor absent a material change in circumstances. As of the record date, Soleus Capital owned approximately 6% of STAAR’s outstanding shares.

On behalf of the STAAR Board of Directors, Stephen Farrell, CEO of STAAR, said:

“We have talked with many STAAR stockholders and analysts over the past weeks who are supportive of the Alcon merger and recognize the compelling value it provides, which is why we are confident that the majority of our stockholders will vote “FOR” the Alcon merger. We thank our stockholders for their support.

“Entry into the Alcon merger agreement followed more than a year of consideration by STAAR’s Board of strategic alternatives available to STAAR. Indeed, the Board met over 20 times to discuss related matters in the first eight months of 2025 alone. After considering STAAR’s prospects and risks as a standalone company, the Board unanimously believes the Alcon merger is the best path forward for stockholders.

“Broadwood has a fundamentally different view of the Company’s growth trajectory that is based on assumptions that are not just aggressive, they are unachievable. Broadwood has been an investor in STAAR for 30 years and has a dramatically different investment time horizon than most other investors. Broadwood ignores that STAAR’s Net Sales have been decreasing since 2023. Management is working hard and expects to be successful in reversing the multi-year trend of declining Net Sales, yet we expect our future long-term growth rate will be dramatically lower than what STAAR achieved in the 2020 to 2023 time period. While STAAR has innovative technology and management has been aggressively improving the cost profile of the business, STAAR is a single product company serving a narrow portion of an increasingly competitive market that has experienced demand challenges for several years in its largest market; STAAR needs a partner like Alcon to broaden its portfolio and better address its rapidly evolving risks.

“If the Alcon merger does not move forward, we believe STAAR’s valuation will fall substantially, exposing stockholders to significant risk. The day prior to the announcement of the Alcon merger, STAAR’s stock closed at $18.49 per share following a more than 50% stock price decline in the prior year. STAAR’s consolidated Net Sales contraction that began in 2023 persisted into the first half of 2025, and procedure volumes continue to disappoint in China so far in the third quarter.

“To ensure STAAR stockholders receive the compelling, certain, premium value of $28.00 per share in cash provided by the Alcon merger, we urge all STAAR stockholders to vote “FOR” the merger proposal on the WHITE proxy card TODAY.”

Highlights of the presentation published today include:

•

The $28.00 per share all-cash consideration in the Alcon merger agreement provides STAAR stockholders compelling, certain, cash value at a significant premium across multiple measures. It represents a:

•	51% premium to STAAR’s closing stock price on August 4, 2025 (the day prior to the transaction announcement);

•	59% premium to STAAR’s 90-day volume weighted average price as of the same date;

•	47% premium to the median sell-side analyst price target of $19.00 per share as of just prior to the transaction announcement; and

•	~2.0x the median premium paid in comparable transactions.

•

STAAR faces sustained challenges as a standalone company. Although management has made progress mitigating some near-term challenges, STAAR faces ongoing business headwinds that will continue to impact results – including overweight exposure to China, increasing competition, a limited product offering, historical inability to penetrate the market beyond high myopia patients, and tariff risk.

•

STAAR’s independent and experienced Board conducted a thoughtful evaluation of strategic alternatives that considered standalone prospects, the industry landscape, and potential buyers. STAAR’s Board and management are actively involved in the industry and are keenly aware of other potential buyers. Regular interactions with other industry participants informed the Board’s conclusion that no other bidders would compete with the value presented by the Alcon offer. STAAR’s financial profile, particularly its negative cash flows, would almost certainly preclude private equity buyers. Moreover, other than Alcon, the Company has not received any acquisition or merger proposal for more than 10 years, despite market rumors about takeover interest in the Company, which put capable, interested buyers on notice. Having evaluated the Company’s options with the assistance of financial and legal advisors, the STAAR Board unanimously determined that the Alcon merger maximizes stockholder value.

•

Amidst STAAR’s declining performance, STAAR’s Board negotiated favorable terms focused on maximizing value and certainty – including the high premium all-cash consideration and a post-signing market check in the form of a “window shop”. The 45-day “window shop” period provided ample time for any interested and capable party to make a proposal, and the reduced, nominal break-up fee for competing proposals received during this period established a clear path for potential buyers to come forward.

As previously announced, the 45-day “window shop” period expired on September 19, 2025, and no competing acquisition proposals were received even though Broadwood has repeatedly indicated that it has been in contact with possible strategic and financial parties interested in acquiring STAAR. The absence of a competing proposal during the “window shop” period confirms the Board’s conviction that the 59% premium (compared to the 90 Day VWAP prior to the merger announcement) provided by Alcon was the greatest value achievable.

•	Broadwood’s claims are flawed and misleading and reflect a misunderstanding of STAAR’s standalone challenges, value, and potential buyer interest in STAAR.

Broadwood’s Flawed and Misleading Claims	The Reality

“A Deficient Process”

•

STAAR’s Board conducted an extensive review process that considered standalone prospects, the industry landscape, and potential buyers. STAAR’s Board and management include seasoned industry leaders who know the potential buyers well

•

Merger agreement terms were aggressively negotiated to protect the premium value in hand while allowing for a post-signing market check through an extended 45-day “window shop” period

•

No competing proposals have been received

•

“Party A” and “Party B” emailed only vague communications, not proposals. Neither submitted a proposal even after prompt follow-up from STAAR’s CEO

“The Wrong Time to Transact”

•

STAAR’s 2Q25 results demonstrated incremental progress in addressing challenges, but reflected a 55% reduction in Net Sales year over year, and did not signal a return to historical growth or profitability

•

While some issues in China have been addressed, 2Q25 and 3Q25 trends reinforce STAAR’s Net Sales challenges

•

There is no pending clinical study that would be “market moving news” or a “significant value creation event”, but rather an investigator-initiated trial (IIT) sponsored by STAAR that was focused on early post-operative patient experience, not a comparison of clinical outcomes

•

A summary of findings shared by the lead IIT investigator on September 23, 2025, indicate that “both EVO+ ICLs and LASIK provide excellent clinical outcomes...[and] are good options for patients...”

“An Inadequate Price”

•

In the five months prior to the Alcon merger announcement, STAAR’s stock traded in a range of $15.09 to $20.27. The Alcon merger agreement maximizes value with a compelling price at a significant premium to the price established by an efficient market (51% premium to STAAR’s closing stock on August 4, 2025, the day prior to the transaction announcement)

•

59% premium to STAAR’s 90-day volume weighted average price as of the same date

•

Broadwood’s valuation analysis is flawed because the financial performance of its selected peer set is not comparable to STAAR given STAAR’s lower growth profile. STAAR ranks last (15 out of 15) in 2024-2027E Net Sales CAGR compared to Broadwood’s peer set

•

Broadwood’s claim that Alcon previously offered to pay much more for STAAR ignores the fact that Alcon withdrew its offer after diligence of underlying sales and demand concerns

“A Windfall for Executives”

•

Contrary to Broadwood’s claim, STAAR’s compensation program is customary and aligned with stockholders’ interests

•

Under the STAAR equity plan approved by stockholders, a buyer must either assume STAAR equity awards and roll them into the buyer’s shares or accelerate awards and pay them out in cash – Alcon elected to pay out STAAR awards in cash

•

STAAR did not revise its equity awards or equity plan; Alcon’s election to pay out STAAR awards in cash was made in accordance with existing terms

•

Change in control provisions are standard features designed to ensure that executives do not prioritize job loss above stockholders’ best interests

•

The acceleration of vesting and pay out of STAAR awards in cash applies to all employees (not just executives)

“Conflicts-of- interests between the Board and Alcon”

•

STAAR’s independent Board is focused on serving the best interests of all stockholders

•

STAAR’s Board Chair, Dr. Elizabeth Yeu, is a leading ophthalmologist and past president of ASCRS. She has had previous consulting arrangements with many companies in the eye care and medical device industry in addition to Alcon, including Johnson & Johnson, Bausch + Lomb, Carl Zeiss, and others. These relationships do not impair the Board Chair’s independence. Rather, her extensive relationships and knowledge of the industry helped to confirm that Alcon was the best buyer for STAAR

•

STAAR was notified of Dr. Yeu’s prior consulting arrangements, which are a matter of public record, when she joined the STAAR Board, and the Board was reminded of previous arrangements at the August 2, 2025 Board meeting

•

Her consulting arrangement with Alcon was not a significant engagement. She received fees which, in the last seven years, had not exceeded $90,000 per year. Further, she terminated her consulting arrangement with Alcon in October 2024 and has not received any consulting fees since November 2024

•

Prior to the Board’s approval of the Alcon merger agreement, the Board determined that she did not have an interest in Alcon or the potential transaction with Alcon that would impair her ability to exercise her independent business judgment in evaluating the potential transaction

•

A claim that STAAR’s largest customer in China “has maintained a 10% overall growth target” is not a marker for future upside at STAAR. STAAR’s largest customer in China’s 10% overall growth target includes the full complement of refractive surgery options, including laser vision correction and ICL surgeries, among other procedures. ICLs are only a portion of their overall refractive offering. This customer’s performance cannot be extrapolated to all STAAR customers in China and is not indicative of STAAR’s overall customer base in China. STAAR believes China procedure volumes were positive year over year in 1Q 2025, softened during 2Q 2025, and have not improved so far in 3Q 2025.

The STAAR Board of Directors strongly recommends that all STAAR stockholders vote “FOR” the Alcon Merger on the WHITE proxy card TODAY.

Stockholders with questions about voting their shares should contact STAAR’s proxy solicitor, Innisfree M&A Incorporated:

•	For stockholders: +1 877-750-8233 (toll-free)

•	For banks and brokerage firms: +1 212-750-5833

About STAAR Surgical

STAAR Surgical (NASDAQ: STAA) is the global leader in implantable phakic intraocular lenses, a vision correction solution that reduces or eliminates the need for glasses or contact lenses. Since 1982, STAAR has been dedicated solely to ophthalmic surgery, and for 30 years, STAAR has been designing, developing, manufacturing, and marketing advanced Implantable Collamer® Lenses (ICLs), using its proprietary biocompatible Collamer material. STAAR ICL’s are clinically-proven to deliver safe long-term vision correction without removing corneal tissue or the eye’s natural crystalline lens. Its EVO ICL™ product line provides visual freedom through a quick, minimally invasive procedure. STAAR has sold more than 3 million ICLs in over 75 countries. Headquartered in Lake Forest, California, the company operates research, development, manufacturing, and packaging facilities in California and Switzerland. For more information about ICL, visit www.EVOICL.com. To learn more about STAAR, visit www.staar.com.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving STAAR. In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025. This communication is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting STAAR’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR’s common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR’s common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from STAAR’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from STAAR’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (8) the possibility that STAAR’s stock price may decline significantly if the proposed transaction is not consummated; and (9) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

STAAR Contacts:

Niko Liu, CFA

United States: +1 626-303-7902 (ext 3023)

Hong Kong: +852-6092-5076

nliu@staar.com

investorrelations@staar.com

Connie Johnson

+1 626-303-7902 (ext 2207)

cjohnson@staar.com

Lucas Pers / Alexandra Benedict

Joele Frank, Wilkinson Brimmer Katcher

+1 212-895-8692 / +1 212-895-8644